UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 30, 2003


                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

               Delaware               0-20981                    33-0485994
     (State or Other Jurisdiction    (Commission               (IRS Employer
           of Incorporation)         File Number)            Identification No.)


                     6339 Paseo del Largo
                     Carlsbad, California                                 92009
         (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)










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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits:

         The following exhibit is furnished with this Current Report on Form
         8-K:

         Exhibit Number             Description of Exhibit
         --------------             ----------------------

                  99.1 Press release, dated July 30, 2003, reporting Document Sciences Corporation's financial results for the second fiscal quarter of 2003.

Item 12. Results of Operations and Financial Condition.

         On July 30, 2003, Document Sciences Corporation issued a press release to report its financial results for the second fiscal quarter of 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

         The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  July 31, 2003
                                 DOCUMENT SCIENCES CORPORATION


                                 By:      /s/ John L. McGannon
                                          --------------------
                                 Name:    John L. McGannon
                                 Its:     President, Chief Executive Officer and
                                          Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                              Description


99.1 Press release, dated July 30, 2003, reporting Document Sciences Corporation's financial results for the second fiscal quarter of 2003.


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